                                                 AGREEMENT NO.
                                                               -----------------


                                   FROM THE

               STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS


                         DEPARTMENT OF HUMAN SERVICES

                                      TO



                               Network Six, Inc.
                               ----------------
                               NAME OF PROVIDER

                                   AGREEMENT

This agreement, including attached addenda, is hereby entered into this first day of July 1995, by and between the Rhode Island Department of Human Services, hereinafter referred to as the DEPARTMENT, and Network Six, Inc. hereinafter referred to as the PROVIDER.

Whereas, the DEPARTMENT desires to engage the PROVIDER to offer services and activities further described in Addendum I - Program.
                                --------------------

Now, therefore, the parties hereto do mutually agree as follows:

PAR. 1. PERFORMANCE
-------------------

               The PROVIDER shall in a satisfactory manner, perform all obligations and duties as contained in Addendum I - Program,
                                                      --------------------
               hereby incorporated by reference into this agreement. Disputes concerning PROVIDER's performance shall be addressed according to the procedure defined in Par. 22 - Settlement of Disputes.

PAR. 2. TIME OF PERFORMANCE
---------------------------

               The PROVIDER shall commence performance of this Agreement on the first day of July 1996, and shall complete performance no later than the thirtieth day of June 1997, unless terminated prior to that date by other provisions of this Agreement.

PAR. 3. BUDGET
--------------

               Total payment for services to be provided under this Agreement shall not exceed $2,569,920.00 for the period July 1, 1996 through June 30,1997. As detailed in the budget attached hereto and incorporated by reference in Addendum II - Budget.
                                                --------------------
               Expenditures exceeding budgeted line-item categories
               by ten percent (10%) shall not be authorized unless prior written approval is first obtained pursuant to Par. 7. - Changes of this
                                                   --------------------
               Agreement, subject to the maximum amount of this Agreement as above stated.

PAR. 4. METHOD OF PAYMENTS AND REPORTS
--------------------------------------
               The DEPARTMENT will make payments to the PROVIDER in accordance with provisions of Addendum III - Payments and Reports Schedule
                                  --------------------------------------------
               attached hereto. The PROVIDER will complete and forward narrative and fiscal reports as per Addendum III - Payments and Reports
                                         -----------------------------------
               Schedule.
               --------

PAR. 5. TERMINATION OF AGREEMENT
--------------------------------
               This Contract shall be subject to termination under any of the following conditions:

               a. Mutual Agreement
                  ----------------
                  The contracting parties mutually agree in writing to termination.

               b. Default by the PROVIDER
                  -----------------------
                  The Rhode Island Department of Human Services may, by written notice to the PROVIDER signed by the Contract Administrator, terminate the PROVIDER's right to proceed as to the contract if the PROVIDER:

                  1. materially fails to perform the services within the time specified or any extension thereof, or

                  2. so fails to make progress as to materially endanger
                     performance of the contract in accordance with its terms, or
                  3. otherwise fails to perform any other material provisions of the contract; provided, however, that in any such event the Rhode Island Department of Human Services, through the Contract Administrator, shall give the PROVlDER at least ninety (90) days prior written notice. Termination at the option of the Rhode Island Department of Human Services shall be effective ninety (90 days) after receipt of such notice, unless the

                     PROVlDER shall have corrected said failure(s) within thirty
                     (30) days after receipt by the PROVlDER of such written notice; any such failure to perform which, in the exercise of due diligence, cannot be cured in such thirty (30) day period shall not be deemed a default so long as the PROVlDER shall within such period commence and thereafter continue diligently to cure each failure to perform.

          c. Termination in the Interest of the Department of Human Services The
             ---------------------------------------------------------------
             Contract Administrator, by ninety (90) days prior written notice, may terminate performance of work under this contract, in whole or in part, when it is in the best interest of the Rhode Island Department of Human Services to do so. In the event of such termination, the PROVIDER will be compensated for all work performed prior to such termination date and for all reasonable costs and liabilities to which the PROVlDER has, out of necessity, obligated itself as a result of this contract which are applicable to any period after such termination up to the term of the contract as determined in accordance with the applicable provision of 41 Code of Federal Regulations Section 108. Payment to PROVlDER under this clause shall include reasonable profit on all reasonable costs and liabilities described herein. The PROVlDER shall use its best efforts to minimize the cost to the Rhode Island Department of Human Services.

         d.  Default by the Department of Human Services
             -------------------------------------------

             This contract may be terminated by the PROVIDER, for cause, upon the failure of the Rhode Island Department of Human Services to perform any material provision required of it by the contract provided the PROVlDER shall give the Contract Administrator at least ninety (90) days prior written notice. Termination, at the option of the PROVlDER shall be effective ninety (90) days after receipt of such notice, unless the Rhode Island Department of Human Services shall have corrected such failure(s) thirty (30) days after the receipt by the Contract Administrator of such written notice; any failure which, in the exercise of due diligence, cannot be cured within such thirty (30) day period shall not be deemed a default so long as the Rhode Island Department of Human Services shall within such period commence and thereafter continue diligently to cure such failure. The competency of members of Rhode Island Department of Human Services' staff shall not be a reason for finding the DHS in default.

          e. Availability of Funds
             ---------------------

             It is understood and agreed by the parties hereto that all obligations of the Rhode Island Department of Human Services, including the continuance of payments hereunder, are contingent upon the availability and continued appropriation of State and Federal funds, and in no event shall the Rhode Island Department of Human Services be liable for any payments hereunder in excess of such available appropriated and allocated funds. In the event that the amount of any available or appropriated and allocated funds provided by the State or Federal sources for the purchase of services hereunder shall be reduced, terminated or shall not be continued at an aggregate level sufficient to allow for the purchase of the specified amount of services to be purchased hereunder for any reason whatsoever, the Rhode Island Department of Human Services shall notify the PROVlDER of such reduction of funds available and the Rhode Island Department of Human Services shall be entitled to reduce its commitment hereunder as it deems necessary.

             None of the provisions of this paragraph shall entitle the PROVlDER to compensation for anticipated profits for unperformed work.

PAR. 6. RESPONSIBILITIES UPON TERMINATION
-----------------------------------------

               If the contract is terminated for cause, the party terminating shall be reimbursed by the other party for all reasonable costs and liabilities which are applicable to any period after such termination and for all excess costs which such party reasonably incurs as a direct result of such termination; provided, however, that:

        a. in the event of termination for default, the PROVIDER shall not receive reimbursement for any loss of anticipated profits;
        b. both parties hereto shall use best efforts to minimize the costs of termination, and

        c. in any event, the period during which such costs shall be computed shall not extend beyond the then current date of expiration of the contract and such costs shall not duplicate any payments made for completed milestones and deliverables, nor exceed the amounts which would otherwise have been due had they been completed.

        Upon termination or expiration of the contract, the PROVlDER shall, if requested by the Contract Administrator at least ninety (90) days prior to such termination or expiration, provide reasonable training for the Rhode Island Department of Human Services' personnel and/or continued performance of the services specified herein for up to six (6) additional thirty (30) day periods commencing with the date of termination or expiration and continuing until given thirty days notice by the Contract Administrator to discontinue such training and/or services. For providing such training or continued performance after the term of the contract, the Rhode Island Department of Human Services shall pay the PROVlDER at mutually agreed rates for personnel and supplies used in providing such training and/or services.

PAR. 7. CHANGES
---------------

        The DEPARTMENT may permit changes in the scope of services, time of performance, or approved budget of the PROVIDER to be performed hereunder. Such changes, which are mutually agreed upon by the DEPARTMENT and PROVIDER, must be in writing and shall be made a part of the Agreement by numerically consecutive amendment.

PAR. 8. SUBCONTRACTS
--------------------

     It is expressly agreed the PROVlDER shall not enter into any subcontracts to perform the services listed in ADDENDUM I -
                                                    ------------
     Program or any other obligations to be performed by the PROVlDER
     -------
     pursuant to this Agreement unless approved in writing by the Department, such approval not to be unreasonably withheld.

PAR. 9. NONLIABILITY FOR PERSONAL INJURIES
------------------------------------------

     The PROVlDER will hold the State of Rhode Island and its officials harmless against claims for personal injuries of any kind which the staff of PROVlDER may suffer directly or may cause to be suffered by any person or persons in the performance of this contract.

PAR. 10. NONDISCRIMINATION IN EMPLOYMENT AND SERVICES
-----------------------------------------------------

     The PROVlDER agrees to comply with the requirements of Title VI of the Civil Rights Act of 1964 (42 USC 2000d et seq.); Section 504 of the Rehabilitation Act of 1973, as amended (29 USC 794); Title IX of the Education Amendments of 1972 (20 USC 1681 et seq.); the United States Department of Health and Human Services Regulations found in 45 CFR, parts 80 and 84; and the United States Department of Education Implementing Regulations (34 CFR, Parts 104 and 106); which prohibit discrimination on the basis of race, color, national origin, handicap, or sex, in acceptance for or provision of services, employment, or treatment in educational or other programs or activities.

     The PROVlDER acknowledges receipt of Addendum V - Notice to Department of
                                          ------------------------------------
     Human Services Service Providers of their Responsibilities under Title VI
     -------------------------------------------------------------------------
     of the Civil Rights Act of 1964 and Addendum VI - Notice to Department of
     -------------------------------     -------------------------------------
     Human Services Service Providers of their Responsibilities under Section
     ------------------------------------------------------------------------
     504 of the Rehabilitation Act of 1973 incorporated herein by reference and
     -------------------------------------
     made part of this Agreement.

     The PROVIDER agrees to comply with all other provisions applicable to law, including the Governor's Executive Order No.85-11, which prohibits discrimination on the basis of race, color, religion, sex, age, national origin, political belief, sexual preference, or handicap. The PROVlDER also agrees to comply with the requirements of the Department of Human Services for safeguarding of client information.

     Failure to comply with this item may be the basis for cancellation of this Agreement.

PAR. 11. ASSIGNABILITY
----------------------

     The PROVIDER shall not assign any interest in this Agreement
     (whether by assignment or novation) without the prior written consent of the DEPARTMENT thereto; provided, however, that claims
                                        -----------------
     or money due or to become due to the PROVIDER from the DEPARTMENT under this Agreement may be assigned to a bank, trust company, or other financial institution without such approval. Notice of any such assignment or transfer shall be furnished promptly to the DEPARTMENT.

PAR. 12. COPYRIGHTS
-------------------

     The PROVlDER is free to copyright any books, publications, or other copyrightable materials developed in the course of or under this agreement, but the DEPARTMENT shall reserve a royalty-free, nonexclusive, and irrevocable right to reproduce, publish, or otherwise use, and to authorize others to use, the work for government purposes.

PAR. 13. GOVERNING LAW
----------------------

     This Agreement is deemed executed and delivered in the City of Cranston, State of Rhode Island, and all questions arising out of or under this Agreement shall be governed by the laws of the State of Rhode Island.

PAR. 14. PARTNERSHIP
--------------------

     It is understood and agreed that nothing herein is intended or should be construed in any manner as creating or establishing the legal relation of partnership between the parties hereto, or as constituting the employees, agents, or representatives of the PROVIDER included in this Agreement as employees, agents, or representatives of the Department of Human Services.

PAR. 15. ACCESSIBILITY AND RETENTION OF RECORDS
---- ------------------------------------------

     The PROVIDER agrees to make accessible and to maintain all fiscal and activity records relating to this Agreement to State and/or Federal officials. This is also intended to include any auditing, monitoring, and evaluation procedures, including on-site visits, performed individually or jointly, by State or Federal officials or their agents. If such records are maintained out of the State of Rhode Island, such records shall be made accessible by the PROVIDER at a Rhode Island location. Minutes of Board of Directors meetings, fiscal records, and narrative records pertaining to activities performed will be retained for audit purposes for a period of at least three (3) years following the submission of the final expenditure report for this Agreement or, if audit findings have not been received at the end of the three (3) years, the records shall be retained until resolution of the audit findings are made.

PAR. 16. SEVERABILITY
---------------------

     If any provision of this Agreement is held invalid, the remainder of this Agreement shall not be affected thereby if such remainder would then continue to conform to the terms and requirements of applicable law.

PAR. 17. DRUG FREE WORK PLACE POLICY
------------------------------------

     The PROVlDER agrees to comply with the requirements of the Governor's Executive Order No. 89-14 and the Federal Anti-Drug Abuse Act of 1988. As a condition of contracting with the State of Rhode Island, the PROVIDER hereby agrees to abide by Addendum VII - The State's Drug Free Work Place Policy,
                        ------------------------------------------------------
     and in accordance therewith has executed Addendum VIII - Drug Free Work
                                              ------------------------------
     Place Policy Contractor Certificate of Compliance.
     -------------------------------------------------
     Furthermore, the PROVIDER agrees to submit to DHS any report or forms which may from time-to-time be required to determine the PROVIDER's compliance with this policy.
     The PROVlDER acknowledges that a violation of the Drug Free Work Place Policy may, at DHS' option, result in termination of this Agreement.

PAR. 18. ATTACHMENTS
------------------------------------------------------------------------------------------------------------
  Attached hereto and made part of this Agreement are the following Addeda:
 ADDENDUM                                              I.     Program
 ADDENDUM                                              II.    Budget
 ADDENDUM                                              III.   Payments and Report Schedule
 ADDENDUM                                              IV.    N/A

 ADDENDUM                                              V.     Notice to Department of Human Services
                                                              Service Providers of their Responsibilities
                                                              under Title VI of the Civil Rights Act of 1964

 ADDENDUM VI                                                  Notice to Department of Human Services
                                                              Service Providers of their Responsibilities
                                                              under Section 504 of the Rehabilitation Act of 1973

 ADDENDUM                                              VII.   Drug Free Work Place Policy

ADDENDUM                                               VIII.  Contractor Certificate of Compliance

PAR. 19. SETTLEMENT OF DISPUTES
-------------------------------

     Any dispute concerning a question of fact arising under the contract which is not disposed of by agreement between the DEPARTMENT's named liaison and the PROVIDER's named liaison shall be decided by the following process:

               Step 1 - The DEPARTMENT's Project Manager and the PROVIDER's Project Manager will attempt to resolve the issue at hand.

               Step 2 - If the Step 1 process does not result in resolution, then the issue shall be resolved by a Committee of three consisting of the Associate Director of Management Services (DHS), the President of the PROVIDER, and a mutually agreed to third party.

     The Committee's decision shall be final and conclusive subject only to whatever rights, if any, the PROVlDER may have pursuant to Rhode Island law. In connection with any appeal to the Contract Administrator under this paragraph, the PROVlDER shall be afforded an opportunity to be heard and to offer evidence in support of its appeal. Pending final decision of a dispute, the PROVlDER shall proceed diligently with the performance of the contract in accordance with the Contract Administrator's direction.

PAR. 20. WORK REVIEWS
---------------------

     The PROVlDER agrees that all work performed under this agreement may be reviewed by the Office of Information Processing, Department of Administration, State of Rhode Island.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE HEREUNDER SET THEIR
HANDS AS OF THE DATE FIRST ABOVE WRITTEN AND THE AGREEMENT MADE
LEGALLY BINDING AS FOLLOWS:


WITNESS: /s/ Cynthia V. Goula   BY: /s/ Kenneth C. Kirsch
         --------------------       ---------------------------
         (SIGNATURE)                CHAIR OR AUTHORIZED
                                    AGENT/SIGNATURE PROVlDER


Cynthia V. Goula                    Kenneth C. Kirsch
-----------------------             -----------------------
(TYPE OR PRINT NAME)                (TYPE OR PRINT NAME)


WITNESS: /s/ Paul H. McLaughlin     /s/ O.B. Kenerson
         ----------------------     ---------------------------
(SIGNATURE)                         (DEPARTMENT OF HUMAN SERVICES)



     /s/ Paul H. McLaughlin         O.B. Kenerson
     --------------------------
     (TYPE OR PRINT NAME)


WITNESS:                            /s/ John Young
        -----------------------     ---------------------------
        (SIGNATURE)                 (DEPARTMENT OF ADMINISTRATION)


        -----------------------
        (TYPE OR PRINT NAME)

AGREEMENT NO.